UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2018

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55275	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 42nd Street, 17th Floor
New York, New York 10017
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On December 12, 2018, Neurotrope, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). As of October 23, 2018, the record date for the Annual Meeting, there were 7,909,693 shares of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, the holders of 4,695,248 shares of the Company’s common stock were present in person or represented by proxy, which represented 59.361% of the total shares entitled to vote at the Annual Meeting.

(b)       The following actions were taken in the Annual Meeting:

(1)	The following seven nominees were reelected to serve on the Board until the Company’s 2019 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Charles S. Ryan, J.D., Ph.D.	2,208,931	55,734	2,430,583
Joshua N. Silverman	1,702,560	562,105	2,430,583
William S. Singer	1,721,257	543,408	2,430,583
James R. Gottlieb	2,208,931	55,734	2,430,583
Shana Kay Phares	2,208,931	55,734	2,430,583
Bruce T. Bernstein	1,721,432	543,233	2,430,583
George Perry, Ph.D.	2,208,931	55,734	2,430,583

(2)	An amendment to the Neurotrope, Inc. 2017 Equity Incentive Plan, to increase the number of shares available for the grant of awards by 600,000 shares, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1,675,464	582,951	6,250	2,430,583

(3)	The selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
4,649,490	43,592	2,166	0

(4)	The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
2,188,681	136,534	9,450	243,583

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Date: December 14, 2018	By: /s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer